    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 1999
                                                    Registration No. 333-67183
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                             SUN MICROSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                            94-2805249
           (State of Incorporation)                 (I.R.S. Employer
                                                  Identification Number)

                              901 San Antonio Road
                               Palo Alto, CA 94303
                                 (650) 960-1300

   (Address and telephone number of Registrant's principal executive offices)

                            -------------------------

                             Sun Microsystems, Inc.
                      Equity Compensation Acquisition Plan
                      1990 Long-Term Equity Incentive Plan
                            (Full Title of the Plans)

                            -------------------------

                                Scott G. McNealy
                                    President
                             SUN MICROSYSTEMS, INC.
                              901 San Antonio Road
                               Palo Alto, CA 94303
                                 (650) 960-1300
            (Name, address and telephone number of agent for service)

                            -------------------------

                                    COPY TO:
                              David J. Segre, Esq.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300

          The contents of the Registrant's Forms S-8 Registration Statements, Registration No. 33-38220, 33-56577, 333-01459, 333-09867 and 333-34543, dated
December 14, 1990, November 23, 1994, March 6, 1996, August 9, 1996 and August 28, 1997, respectively, relating to the Equity Compensation Acquisition Plan and the 1990 Long-Term Equity Incentive Plan are incorporated herein by reference.

             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits

Exhibit
Number            Documents
------            ---------
 4.1*             Equity Compensation Acquisition Plan

 4.2              1990 Long-Term Equity Incentive Plan

 5.1*             Opinion of Counsel as to legality of securities being registered

23.1*             Consent of Counsel (Contained in Exhibit 5.1)

23.2              Consent of Ernst & Young LLP, Independent Auditors

24.1*             Power of Attorney (Contained in page II-3)

----------
* Previously Filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing Post-Effective Amendment No. 1 on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 26th day of January, 1999.

                                           SUN MICROSYSTEMS, INC.



                                           By: /s/ Michael E. Lehman
                                              ---------------------------------
                                              Michael E. Lehman, Vice President,
                                              Corporate Resources and Chief
                                              Financial Officer

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                                   DATE
---------                         -----                                   ----


*                                                                         January 26, 1999
----------------------------      Chairman of the Board of Directors,
Scott G. McNealy                  President and Chief Executive
                                  Officer (Principal Executive Officer)

*                                                                         January 26, 1999
----------------------------      Vice President, Corporate Resources
Michael E. Lehman                 and Chief Financial Officer
                                  (Principal Financial Officer)

*                                                                         January 26, 1999
----------------------------      Vice President and Corporate
George Reyes                      Controller
                                  (Principal Accounting Officer)


*                                                                         January 26, 1999
----------------------------      Director
L. John Doerr


*                                                                         January 26, 1999
----------------------------      Director
Robert J. Fisher


                                                                          January   , 1999
----------------------------      Director
Judith L. Estrin


*                                                                         January 26, 1999
----------------------------      Director
Robert L. Long


*                                                                         January 26, 1999
----------------------------      Director
M. Kenneth Oshman


*                                                                         January 26, 1999
----------------------------      Director
A. Michael Spence




*By  /s/ Michael E. Lehman
   --------------------------
       Michael E. Lehman
       (Attorney-in-fact)

                                 EXHIBIT INDEX

Exhibit
Number         Documents
------         ---------
 4.1*          Equity Compensation Acquisition Plan

 4.2           1990 Long-Term Equity Incentive Plan

 5.1*          Opinion of Counsel as to legality of securities being registered

23.1*          Consent of Counsel (Contained in Exhibit 5.1)

23.2           Consent of Ernst & Young LLP, Independent Auditors

24.1*          Power of Attorney (Contained in page II-3)

----------
*Previously Filed


                                      II-5